UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    DECEMBER 10, 2004

NORTEL NETWORKS LIMITED

(Exact name of registrant as specified in its charter)

CANADA	000-30758	62-12-62580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA (Address of principal executive offices)	L6T 5P6 (Zip Code)

Registrant’s telephone number, including area code    905-863-0000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On December 10, 2004, Nortel Networks Corporation issued a press release (the “Press Release”), attached hereto as Exhibit 99.1, announcing, among other things, that the registrant obtained a new waiver from Export Development Canada (“EDC”), the terms and conditions of which are summarized in the Press Release which is incorporated by reference herein. A copy of the letter agreement containing the waiver and related amendments to the EDC Support Facility (as defined in the Press Release) is filed herewith as Exhibit 99.2.

Nortel Networks Corporation owns all of the registrant’s common shares and the registrant is Nortel Networks Corporation’s principal direct operating subsidiary.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by Nortel Networks Corporation on December 10, 2004.
99.2	Letter Agreement dated December 10, 2004 between the registrant and EDC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED
By:	/s/ Nicholas J. DeRoma
Nicholas J. DeRoma
Chief Legal Officer

By:	/s/ Tracy S. J. Connelly McGilley
Tracy S. J. Connelly McGilley
Assistant Secretary

Dated: December 10, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Nortel Networks Corporation on December 10, 2004.
99.2	Letter Agreement dated December 10, 2004 between the registrant and EDC.